Exhibit 10.5


Deloitte & Co. S.R.L.
Florida 234, Piso 5
C1005AAF Buenos Aires
Argentina

Tel.: (54-11) 4320-2700/4326-4046
Fax: (54-11) 4325-8081/4326-7340
www.deloitte.com.ar


                                                                  Deloitte
                                                                  & Touche




INDEPENDENT AUDITORS' CONSENT


We consent to the use, in this Annual Report of Localiza Master Franchisee Argentina S.A. on Form 20-F filed on June 30, 2003 (File No. 333-8128-04), which is incorporated by reference in the Registration Statement on Form F-3 filed on August 24, 2001 (Registration No. 333-13852-04), of our report dated February 28, 2003.



Buenos Aires, Argentina

    June 30, 2003

/s/ Omar Raul Rolotti (Partner)